                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                          (OFFSITE SERVICES AGREEMENT)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made, executed and delivered between and among Exxon Company U.S.A., a division of Exxon Corporation, a New Jersey corporation having offices at 800 Bell Street, Houston, Texas 77002 ("Exxon");

Asphalt Supply and Service, Inc.
509 West Railroad Street
Laurel, MT 59044                              hereafter called Assignor; and

Crown Asphalt Products Company
215 South State Street Suite 650
Salt Lake City, UT 84111                      hereafter called Assignee.

Pursuant to an Offsite Services Agreement between Exxon and Assignor, such agreement bearing Exxon internal reference number PIA032398 (the "Service Contract") Assignor contracted to provide certain services to Exxon in exchange for certain agreed-upon remuneration. Assignee has or will acquire certain operating assets from Assignor, including the Service Contract. In connection therewith, Assignor and Assignee now desire to assign all right, title and interest of Assignor in and to the Service Contract to Assignee in accordance to the terms and conditions specified below.

In consideration of their mutually-dependent promises, the Parties hereby agree as follows:

1. For a valuable consideration, the receipt of which by Assignor is acknowledged, Assignor sells, assigns, transfers and sets over to Assignee all of Assignor's interest in and under the Service Contract, as the same may have been amended or modified and as the same may be hereby modified and amended.

2. Assignee accepts the assignment and agrees to be bound by and to abide by each and every of the terms, conditions and provisions of the Service Contract and any amendments made thereto.

3. Exxon consents to the assignment from Assignor to Assignee, provided that such consent shall not be construed as consent to any further assignment of the Service Contract.

       Further, in order to induce the Assignee to assume the obligations of the Assignor under the Service Contract, Exxon represents and warrants to the Assignee, as of the date hereof, as follows:

1. The copy of the Service Contract attached hereto as EXHIBIT 1 is a true, correct and complete copy of the Service Contract and represents the entire agreement between Exxon and the Assignor.

2. Asphalt Supply & Service, Inc. is the current "Contractor" under the Service Contract. Exxon has not previously been notified of any other assignment of the Service Contract.

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3.     The current term of the Service Contract expires on December 31, 2000 at which time the Service Contract shall automatically renew for an additional calendar year (and shall continue to renew for an unlimited number of successive calendar year periods), unless earlier terminated by Exxon or Contractor providing a notice of termination at least ninety days in advance of the last day of the then current annual term.

4. To the best of Exxon's knowledge, the Assignor is not in default in any respect of its obligations under the Service Contract, nor is there now any fact or condition which, with notice or lapse of time, would constitute a default or permit termination, modification or acceleration under the Service Contract.

5.     The Service Contract is in full force and effect.

6. Exxon is not aware of any claims, offsets or defenses against the Assignor and there are no disputes, oral agreements or forbearance programs in effect as to the Service Contract.

       IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement and made the same effective as of April 17, 1999.

                                     EXXON COMPANY, U.S.A., a division of
                                     Exxon Corporation

                                     By: /s/ [ILLEGIBLE]
                                        ----------------------------------
                                     Title: EUSA, Mktg, L&FS Opns. Mgr.
                                           -------------------------------


                                     ASSIGNOR:

                                     ASPHALT SUPPLY & SERVICE, INC.

                                     By: /s/ R. Ryan Zimmerman
                                        ----------------------------------
                                       R. Ryan Zimmerman, President


                                     ASSIGNEE:

                                     CROWN ASPHALT PRODUCTS COMPANY

                                     By: /s/ Jay Mealey
                                        ----------------------------------
                                        Jay Mealey, President